THE SYMPHONY WEALTH MANAGEMENT

OVATION FUND

Supplement to Prospectus dated December 1, 2005

The Fund has determined not to offer its Class C shares for sale to the general public at the present time. As a result thereof, all references to the Fund's Class C shares in the Prospectus are hereby deleted in their entirety.

This Supplement, and the Prospectus dated December 1, 2005, provide information that you should know before investing in the Fund and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated December 1, 2005, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1-877-328-1168.

This Supplement is dated February 6, 2006

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